                                                               ANNUAL REPORT

The Malaysia Fund, Inc.                                        December 31, 2002

DIRECTORS AND OFFICERS
Barton M. Biggs             William G. Morton, Jr.
CHAIRMAN OF THE             DIRECTOR
BOARD OF DIRECTORS
                            Michael Nugent
Ronald E. Robison           DIRECTOR
PRESIDENT AND DIRECTOR
                            Fergus Reid
John D. Barrett II          DIRECTOR
DIRECTOR
                            Stefanie V. Chang
Thomas P. Gerrity           VICE PRESIDENT
DIRECTOR
                            Lorraine Truten
Gerard E. Jones             VICE PRESIDENT
DIRECTOR
                            James W. Garrett          [MORGAN STANLEY LOGO]
Joseph J. Kearns            TREASURER
DIRECTOR                                              The Malaysia Fund, Inc.
                            Mary E. Mullin
Vincent R. McLean           SECRETARY
DIRECTOR
                            Belinda A. Brady
C. Oscar Morong, Jr.        ASSISTANT TREASURER
DIRECTOR

U.S. INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

MALAYSIAN INVESTMENT ADVISER
Arab-Malaysian Consultant Sdn Bhd
21st-29th Floors, Bangurian Arab-Malaysian
Jalan Raja Chulan, 5200
Kuala Lumpur, Malaysia

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                                      Morgan Stanley
                                                      Investment Management Inc.
                                                      Investment Adviser

(C) 2003 Morgan Stanley

                                                       THE MALAYSIA FUND, INC.

Letter to Stockholders                                 Overview

For the year ended December 31, 2002, The Malaysia Fund, Inc. (the "Fund") had a total return, based on net asset value per share of -3.89% compared to -7.15% for the Kuala Lumpur Stock Exchange Composite Index (the "Index") expressed in U.S. dollars. On December 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $3.85, representing a 16.8% discount to the Fund's net asset value per share.

MARKET REVIEW

The Malaysian market started the year on a positive note with the Index reaching a high of 816.94 in April 2002, on the back of strong private consumption growth amidst a low interest rate environment. However, the rally fizzled out as the slowdown in the external environment dampened domestic sentiment. The launch of two relatively large primary offerings added to the weakness and Prime Minister Mahathiar's shocking retirement announcement led to further selling. The Index ended the year weaker by 7.2%.

The Malaysian economy performed well in 2002 with preliminary estimates showing the GDP increasing 4-5% in real terms. As mentioned earlier, Malaysia failed to escape from the slowdown in the external economy. The latest available industrial production data up to November 2002, showed a growth of only 3.9% over the same period last year. Sales of cars also slowed down, partly reflecting a reversal in domestic sentiment and also in anticipation of cheaper prices in 2005, when the Asian Free Trade Agreement takes place.

The negative consumer sentiment took its toll on corporate earnings as the year progressed. As a result, corporates in sectors such as real estate and banking reported disappointing earnings, leading to several rounds of earnings downgrade by analysts. The plantation sector was one of the few sectors that performed within expectations as palm oil prices rose amidst stronger external demand and higher global prices. The construction companies also did well as their order books remained intact.

MARKET OUTLOOK

The outlook for this year remains positive despite an expected decline in palm oil prices. The government has room for further pump-priming measures as the deficit over the last two years came in lower than expected. The monetary policy will also be accommodative with the Central Bank announcing that it will not hesitate to kick start growth in the economy. We continue to be overweight in the construction sector and the interest rate sensitive sectors such as banking and real estate.

OTHER DEVELOPMENTS

In our ongoing efforts to reduce Fund expenses, the Fund will discontinue the distribution of first and third quarter stockholder reports. The Fund will continue to produce and distribute semi-annual and annual stockholder reports. Additionally, the Fund's portfolio holdings information that was contained in the first and third quarter reports will be available on our web site, which is www.morganstanley.com/im, beginning in May of 2003. If you have difficulty accessing or navigating the site, or if you would like us to send you a copy of the portfolio holdings, please call us at 1-800-221-6726 and we will be happy to assist you.

On February 13, 2003, Barton M. Biggs resigned as Director and Chairman of the Board of Directors of the Fund. On that same day, Mitch Merin, President and Chief Operating Officer of the Adviser, was elected by the Fund's Board of Directors to serve as a Director and Chairman of the Board of Directors of the Fund.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                    January 2003

                                                         THE MALAYSIA FUND, INC.

INVESTMENT SUMMARY (UNAUDITED)                           December 31,2002

Historical Information

                                                                             TOTAL RETURN (%)
                                                  ----------------------------------------------------------------------
                                                       MARKET VALUE(1)        NET ASSET VALUE(2)         INDEX(3)
                                                  ----------------------------------------------------------------------
                                                                  AVERAGE                AVERAGE                 AVERAGE
                                                  CUMULATIVE       ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE   ANNUAL
------------------------------------------------------------------------------------------------------------------------
One Year                                                1.86%        1.86%        (3.89)%  (3.89)%       (7.15)%   (7.15)%
Five Year                                             (36.54)       (8.69)         0.06     0.01         11.37      2.18
Ten Year                                              (54.82)       (7.64)       (45.72)   (5.93)       (30.95)    (3.64)
Since Inception*                                      (29.52)       (2.21)        (5.17)   (0.34)         7.54      0.47

Past performance is not predictive of future performance.

[CHART]

Returns and Per Share Information

                                                                        YEAR ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------------------------
                               1993       1994      1995      1996       1997       1998      1999      2000       2001      2002
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share     $ 27.32   $  18.57   $ 18.58   $ 19.29   $   5.04   $   3.02   $  5.62  $   4.73   $  5.00   $  4.63
------------------------------------------------------------------------------------------------------------------------------------
Market Value Per Share        $ 28.00   $  17.38   $ 17.00   $ 17.50   $   6.56   $   4.00   $  7.06  $   3.75   $  3.92   $  3.85
------------------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)                2.5%      (6.4)%    (8.5)%    (9.3)%     30.2%      32.5%     25.6%    (20.7)%   (21.6)%   (16.8)%
------------------------------------------------------------------------------------------------------------------------------------
Income Dividends              $  0.16   $   0.02        --        --         --   $   0.03        --  $   0.11   $  0.04   $  0.15
------------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions   $  1.13   $   3.59   $  0.84   $  2.82   $   0.51         --        --        --        --        --
------------------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)            98.28%+   (18.87)%    4.33%    19.93%    (72.89)%   (39.70)%   86.09%   (14.04)%    6.83%    (3.89)%
------------------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)           92.60%    (19.66)%    3.05%    25.12%    (68.71)%   (29.61)%   98.04%   (16.33)%    2.40%    (7.15)%
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested.Total returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the redemption of fund shares. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Kuala Lumpur Stock Exchange (KLSE) Composite Index (the "Index") is a broad based capitalization weighted index of 100 stocks listed on the exchange. The Fund's return based on net asset value per share and the Index's return, expressed in U.S. dollars, for 1998 were adjusted in reaction to the imposition of capital controls by the Malaysian government during September 1998. During February 1999, the adjustment was removed to reflect the relaxation of these capital controls.
  * The Fund commenced operations on May 4, 1987.
  + This return does not include the effect of the rights issued in connection with the rights offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY. IN ADDITION, INVESTING IN EMERGING MARKETS MAY INVOLVE A RELATIVELY HIGHER DEGREE OF VOLATILITY.

                                                         THE MALAYSIA FUND, INC.

PORTFOLIO SUMMARY (UNAUDITED)                            December 31,2002

[CHART]

Allocation of Total Investments

Short-Term Investments       2.9%
Equity Securities           97.1%

[CHART]

Industries

Banks                                         19.5%
Diversified Telecommunication Services        12.4%
Diversified Financials                        12.1%
Semiconductor Equipment & Products            10.0%
Hotels, Restaurants & Leisure                  9.6%
Other                                         36.4%

Ten Largest Holdings*

                                          PERCENT OF
                                          NET ASSETS
----------------------------------------------------
 1.  Malayan Banking Bhd                         9.2%
 2.  Public Finance Bhd                          8.0
 3.  Telekom Malaysia Bhd                        6.7
 4.  Celcom Malaysia Bhd                         5.8
 5.  Public Bank Bhd                             5.7
 6.  Malaysian Pacific Industries Bhd            5.7%
 7.  Gamuda Bhd                                  5.3
 8.  Commerce Asset Holdings Bhd                 4.6
 9.  Genting Bhd                                 4.5
10.  Unisem (Malaysian) Bhd                      4.3
                                                ----
                                                59.8%
                                                ====

* Excludes Short-Term Investments

                                                         THE MALAYSIA FUND, INC.

STATEMENT OF NET ASSETS                                  STATEMENT OF NET ASSETS
                                                         December 31,2002

                                                                                 VALUE
                                                                 SHARES          (000)
--------------------------------------------------------------------------------------
MALAYSIAN COMMON STOCKS (99.2%)
(UNLESS OTHERWISE NOTED)
======================================================================================
AUTOMOBILES (4.1%)
  Perusahaan Otomobil Nasional Bhd                              562,000     $    1,301
  Tan Chong Motor Holdings Bhd                                1,896,000            529
--------------------------------------------------------------------------------------
                                                                                 1,830
======================================================================================
BANKS (19.5%)
  Commerce Asset Holdings Bhd                                 2,446,000          2,085
  Malayan Banking Bhd                                         2,125,500          4,139
  Public Bank Bhd                                             4,291,625          2,564
--------------------------------------------------------------------------------------
                                                                                 8,788
======================================================================================
CONSTRUCTION & ENGINEERING (8.7%)
  Gamuda Bhd                                                  1,637,000          2,370
  Road Builder (Malaysia) Holdings Bhd                        1,779,000          1,526
--------------------------------------------------------------------------------------
                                                                                 3,896
======================================================================================
DIVERSIFIED FINANCIALS (12.1%)
  AMMB Holdings Bhd                                           1,799,000          1,799
  Palmco Holdings Bhd                                            39,041             42
  Public Finance Bhd                                             84,000            166
  Public Finance Bhd (Foreign)                                1,751,000          3,456
--------------------------------------------------------------------------------------
                                                                                 5,463
======================================================================================
DIVERSIFIED TELECOMMUNICATION SERVICES (12.4%)
  Celcom Malaysia Bhd                                         4,037,000(a)       2,592
  Telekom Malaysia Bhd                                        1,444,000          3,002
--------------------------------------------------------------------------------------
                                                                                 5,594
======================================================================================
ELECTRIC UTILITIES (1.2%)
  YTL Power International Bhd                                   741,684            546
======================================================================================
FOOD PRODUCTS (3.1%)
  IOI Corp. Bhd                                                 937,000          1,369
======================================================================================
HOTELS, RESTAURANTS & LEISURE (9.6%)
  Genting Bhd                                                   574,200          2,025
  Magnum Corp. Bhd                                            2,188,000          1,319
  Tanjong plc                                                   435,000            984
--------------------------------------------------------------------------------------
                                                                                 4,328
======================================================================================
INDUSTRIAL CONGLOMERATES (2.5%)
  Malaysian Resources Corp. Bhd                                 693,000(a)         141
  Sime Darby Bhd                                                760,000            992
--------------------------------------------------------------------------------------
                                                                                 1,133
======================================================================================
INSURANCE (1.2%)
  MAA Holdings Bhd                                              483,000            529
======================================================================================
IT CONSULTING & SERVICES (1.2%)
  Computer Systems Advisers Bhd                                 718,600            548
======================================================================================
MARINE (1.2%)
  Malaysian International Shipping Bhd                          296,000     $      534
======================================================================================
MEDIA (2.3%)
  Star Publications (Malaysia) Bhd                              657,000          1,037
======================================================================================
REAL ESTATE (6.1%)
  IOI Properties Bhd                                            415,000            590
  Selangor Properties Bhd                                     1,105,000            491
  SP Setia Bhd                                                2,565,499          1,654
--------------------------------------------------------------------------------------
                                                                                 2,735
======================================================================================
SEMICONDUCTOR EQUIPMENT & PRODUCTS (10.0%)
  Malaysian Pacific Industries Bhd                              699,000          2,557
  Unisem (Malaysia) Bhd                                       1,116,000          1,953
--------------------------------------------------------------------------------------
                                                                                 4,510
======================================================================================
SPECIALTY RETAIL (2.0%)
  Courts Mammoth Bhd                                          1,169,000            908
======================================================================================
TOBACCO (2.0%)
  British American Tobacco
   (Malaysia) Bhd                                                96,000            897
======================================================================================
TOTAL COMMON STOCKS
  (Cost $41,671)                                                                44,645
======================================================================================
                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.4%)
======================================================================================
REPURCHASE AGREEMENT (2.4%)
  J.P. Morgan Securities, Inc.,
   1.05%, dated 12/31/02, due
   1/02/03 (Cost $1,090)                                    $     1,090(b)       1,090
======================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.5%)
======================================================================================
  Malaysian Ringgit
  (Cost $244)                                             MYR       928            244
======================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                         THE MALAYSIA FUND, INC.

Statement of Net Assets (cont'd)                         STATEMENT OF NET ASSETS
                                                         December 31,2002

                                                                                 VALUE
                                                                                 (000)
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.1%)
  (Cost $43,005)                                                            $   45,979
======================================================================================
                                                                 AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------------
OTHER ASSETS (0.4%)
  Cash                                                      $         1
  Dividends Receivable                                              183
  Other                                                              11            195
======================================================================================
LIABILITIES (-2.5%)
  Payable For:
    Dividends Declared                                           (1,004)
    U.S. Investment Advisory Fees                                   (34)
    Stockholder Reporting Expenses                                  (33)
    Malaysian Investment Advisory Fees                              (30)
    Directors' Fees and Expenses                                    (26)
    Professional Fees                                               (21)
    Custodian Fees                                                   (9)
    Administrative Fees                                              (5)        (1,162)
======================================================================================
NET ASSETS (100.0%)
  Applicable to 9,713,850 issued and
   outstanding $0.01 par value shares
   (20,000,000 shares authorized)                                           $   45,012
======================================================================================
NET ASSET VALUE PER SHARE                                                   $     4.63
======================================================================================
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
  Common Stock                                                              $       97
  Paid-in Capital                                                              120,681
  Undistributed (Distributions in Excess of) Net
   Investment Income                                                            (1,435)
  Accumulated Net Realized Gain (Loss)                                         (77,305)
  Unrealized Appreciation (Depreciation) on
    Investments and Foreign Currency
    Translations                                                                 2,974
======================================================================================
TOTAL NET ASSETS                                                            $   45,012
======================================================================================

(a) -- Non-income producing.
(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
PLC -- Public Limited Company

    The accompanying notes are an integral part of the financial statements.

                                                         THE MALAYSIA FUND, INC.

                                                         Financial Statements

                                                                                                       YEAR ENDED
STATEMENT OF OPERATIONS                                                                         DECEMBER 31, 2002
                                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                                                                            $    1,183
  Interest                                                                                                      2
=================================================================================================================
    TOTAL INCOME                                                                                            1,185
=================================================================================================================
EXPENSES
  Investment Advisory Fees                                                                                    454
  Malaysian Investment Advisory Fees                                                                          125
  Administrative Fees                                                                                          91
  Stockholder Reporting Expenses                                                                               78
  Professional Fees                                                                                            67
  Stockholder Servicing Fees                                                                                   13
  Directors' Fees and Expenses                                                                                  1
  Other Expenses                                                                                               23
=================================================================================================================
    TOTAL EXPENSES                                                                                            852
=================================================================================================================
      NET INVESTMENT INCOME (LOSS)                                                                            333
=================================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                                               2,435
  Foreign Currency Transactions                                                                              (139)
=================================================================================================================
    NET REALIZED GAIN (LOSS)                                                                                2,296
=================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                              (4,720)
=================================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              (2,424)
=================================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      $   (2,091)
=================================================================================================================

                                                                                   YEAR ENDED          YEAR ENDED
                                                                            DECEMBER 31, 2002   DECEMBER 31, 2001
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)               (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss)                                                     $      333          $      416
  Net Realized Gain (Loss)                                                              2,296              (1,948)
  Change in Unrealized Appreciation (Depreciation)                                     (4,720)              4,647
=================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    (2,091)              3,115
=================================================================================================================
Distributions from and/or in excess of:
  Net Investment Income                                                                (1,492)               (432)
=================================================================================================================
Capital Share Transactions:
  Repurchase of Shares (24,167 shares in 2002)                                           (108)                 --
=================================================================================================================
  TOTAL INCREASE (DECREASE)                                                            (3,691)              2,683
=================================================================================================================
Net Assets:
  Beginning of Period                                                                  48,703              46,020
=================================================================================================================
END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
 NET INVESTMENT  INCOME OF $(1,435) AND $(137), RESPECTIVELY)                      $   45,012          $   48,703
=================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                                         THE MALAYSIA FUND, INC.

Selected Per Share Data and Ratios                       Financial Highlights

                                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
                                                              2002++       2001         2000         1999         1998
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   5.00     $   4.73     $   5.62     $   3.02     $   5.04
----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                  0.03         0.04         0.03         0.01         0.01
Net Realized and Unrealized Gain (Loss) on
 Investments                                                 (0.25)        0.27        (0.81)        2.59        (2.00)
----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         (0.22)        0.31        (0.78)        2.60        (1.99)
----------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
  Net Investment Income                                      (0.15)       (0.04)       (0.11)          --        (0.03)
----------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Share Repurchase Program              0.00#          --           --           --           --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $   4.63     $   5.00     $   4.73     $   5.62     $   3.02
======================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                     $   3.85     $   3.92     $   3.75     $   7.06     $   4.00
======================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                                1.86%        5.64%      (45.77)%      76.56%      (38.66)%
  Net Asset Value(1)                                         (3.89)%       6.83%      (14.04)%      86.09%+     (39.70)%+
======================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                     $ 45,012     $ 48,703     $ 46,020     $ 54,740     $ 29,400
----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                       1.67%        2.03%        1.78%        2.24%        2.32%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   0.65%        0.93%        0.44%        0.27%        0.31%
Portfolio Turnover Rate                                         35%          21%          21%          37%         124%
----------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+ During the period from September 1998 to February 1999, the Fund adjusted its net asset value in reaction to the imposition of capital controls by the Malaysian government. During February 1999, the Fund's net asset value was again modified to reflect the relaxation of these capital controls. The result of such adjustments was a decrease to the total return in 1998 and an increase to the total return in 1999.
++ Per share amounts for the year ended December 31, 2002 are based on average shares outstanding.
#   Amount is less than $0.005.

    The accompanying notes are an integral part of the financial statements.

                                                         THE MALAYSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS                            December 31, 2002

     The Malaysia Fund, Inc. (the "Fund") was incorporated on March 12, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. For all other securities and investments for which market values are not readily available, including restricted securities, and where prices determined in accordance with the aforementioned procedures are not reflective of fair market value, values are determined in good faith, under fair valuation procedures adopted by the Board of Directors, although actual calculations may be done by others.

 2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

 3. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currency are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized

                                                         THE MALAYSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)                   December 31, 2002

     appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of Malaysian equity securities and foreign currency. Future economic and political developments in Malaysia could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Changes in currency exchange rates will affect the value of and investment income from such investments. Foreign securities may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, foreign securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

 4. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Distributions to shareholders are recorded on the ex-dividend date.

B.   ADVISERS:   Morgan Stanley Investment Management Inc. (the "U.S. Adviser")
provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

Arab-Malaysian Consultant Sdn Bhd (the "Malaysian Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Investment Management Inc. under terms of a contract. Under the contract, the Malaysian Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.25% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million.

C.   ADMINISTRATOR:  JPMorgan Chase Bank, through its corporate affiliate
J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the old Administration Agreement, effective through September 30, 2002, the Administrator was paid a fee computed weekly and payable monthly at an annual rate of 0.20% of the Fund's first $50 million of average weekly net assets, 0.15% of the Fund's next $50 million of average weekly net assets and 0.10% of the Fund's average weekly net assets in excess of $100 million. Effective October 1, 2002, under the new Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In

                                                         THE MALAYSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)                   December 31, 2002

addition, the Fund is charged certain out of pocket expenses incurred by the Administrator on its behalf.

D.   CUSTODIAN:    JPMorgan Chase Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2002 and 2001 was as follows:

      2002 DISTRIBUTIONS                2001 DISTRIBUTIONS
         PAID FROM:                         PAID FROM:
           (000)                               (000)
---------------------------------   ----------------------------
                        LONG-TERM                      LONG-TERM
         ORDINARY         CAPITAL        ORDINARY        CAPITAL
           INCOME            GAIN          INCOME           GAIN
----------------------------------------------------------------
          $ 1,492            $ --           $ 432           $ --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

At December 31, 2002, the components of distributable earnings on a tax basis were are follows:

        UNDISTRIBUTED               UNDISTRIBUTED
      ORDINARY INCOME          LONG-TERM CAPITAL GAIN
           (000)                        (000)
----------------------------------------------------------
           $ 438                        $ --
----------------------------------------------------------

At December 31, 2002, the U.S. Federal income tax cost basis of investments (excluding foreign currency if applicable) was $45,437,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $298,000, of which $5,697,000 related to appreciated securities and $5,399,000 related to depreciated securities.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $75,824,000 available to offset future capital gains of which $5,416,000 will expire on December 31, 2005, $65,683,000 will expire on December 31, 2006, $2,720,000 will expire on December 31, 2007, and $2,005,000 will expire on December 31, 2009. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2002, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $2,720,000.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, for U.S. Federal income tax purposes, post-October currency losses of $11,000 and post-October capital losses of $640,000.

F. OTHER: During the year ended December 31, 2002, the Fund made purchases and sales totaling approximately $17,061,000 and $17,237,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2002, the deferred fees payable, under the Plan,

                                                         THE MALAYSIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONT'D)                   December 31, 2002

totaled $26,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets. The deferred portion of Directors' Fees and Expenses shown on the Statement of Operations is impacted by fluctuations in the market value of the investments selected by each Director. For the fiscal year ended December 31, 2002, Directors' Fees and Expenses were decreased by $198 due to these fluctuations.

On July 15, 2002, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the year ended December 31, 2002, the Fund repurchased 24,167 of its shares at an average discount of 16.72% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On December 13, 2002 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.1034 per share, derived from net investment income, payable on January 10, 2003 to stockholders of record on December 24, 2002.

                                                         THE MALAYSIA FUND, INC.

INDEPENDENT AUDITORS' REPORT                             December 31, 2002

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
THE MALAYSIA FUND, INC.

We have audited the accompanying statement of net assets of The Malaysia Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Malaysia Fund, Inc. at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2003

                                                         THE MALAYSIA FUND, INC.

Director and Officer Information (Unaudited)             Overview

Independent Directors:

                                                                                       NUMBER OF
                                           TERM OF                                     PORTFOLIOS
                                           OFFICE                                      IN FUND
                                           AND                                         COMPLEX
                             POSITION(S)   LENGTH                                      OVERSEEN
NAME, AGE AND ADDRESS OF     HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)       BY            OTHER DIRECTORSHIPS HELD
DIRECTOR                     REGISTRANT    SERVED*       DURING PAST 5 YEARS           DIRECTOR**    BY DIRECTOR
-------------------------    -----------   --------      -------------------------     ----------    -------------------------
John D. Barrett II (67)      Director      Director      Chairman and Director of      71            Director of the Ashforth
565 Fifth Avenue                           since         Barrett Associates, Inc.                    Company (real estate).
New York, NY 10017                         1996          (investment counseling).

Thomas P. Gerrity (61)       Director      Director      Professor of Management,      71            Director, ICG Commerce,
219 Grays Lane                             since         formerly Dean, Wharton                      Inc.; Sunoco; Fannie Mae;
Haverford, PA 19041                        2001          School of Business,                         Reliance Group Holdings,
                                                         University of                               Inc., CVS Corporation and
                                                         Pennsylvania; formerly                      Knight-Ridder, Inc.
                                                         Director, IKON Office
                                                         Solutions, Inc., Fiserv,
                                                         Digital Equipment
                                                         Corporation, Investor
                                                         Force Holdings, Inc. and
                                                         Union Carbide Corporation.

Gerard E. Jones (65)         Director      Director      Of Counsel, Shipman &         72            Director of Tractor
Shipman & Goodwin, LLP                     since         Goodwin, LLP (law firm).                    Supply Company, Tiffany
43 Arch Street                             1996                                                      Foundation, and Fairfield
Greenwich, CT 06830                                                                                  County Foundation.
                                                                                                     Director of the India
                                                                                                     Magnum Fund Ltd.

Joseph J. Kearns (60)        Director      Director      Investment consultant;        71            Director, Electro Rent
Kearns & Associates LLC                    since         formerly CFO of The J.                      Corporation and The Ford
PMB 754                                    2001          Paul Getty Trust.                           Family Foundation.
23852 Pacific Coast Hwy.
Malibu, CA  90265

Vincent R. McLean (71)       Director      Director      Formerly, Executive Vice      71            Director, Banner Life
702 Shackamaxon Drive                      since         President, Chief                            Insurance Co.; William
Westfield, NJ 07090                        2001          Financial Officer,                          Penn Life Insurance
                                                         Director and Member of                      Company of New York.
                                                         the Executive Committee
                                                         of Sperry Corporation
                                                         (now part of Unisys
                                                         Corporation).

C. Oscar Morong, Jr. (67)    Director      Director      Managing Director,            71            Trustee of the mutual
1385 Outlook Drive West                    since         Morong Capital                              funds in the Smith
Mountainside, NJ 07092                     2001          Management; formerly,                       Barney/CitiFunds fund
                                                         Senior Vice President                       complex.
                                                         and Investment Manager
                                                         for CREF, TIAA-CREF
                                                         Investment Management,
                                                         Inc. (investment
                                                         management); formerly,
                                                         Director, The Indonesia
                                                         Fund (mutual fund).

William G. Morton, Jr.       Director      Director      Chairman Emeritus and         71            Director of Radio Shack
(65) 304 Newbury Street,                   since         former Chief Executive                      Corporation (electronics).
#560 Boston, MA 02115                      2000          Officer of Boston Stock
                                                         Exchange.

Michael Nugent (66)          Director      Director      General Partner, Triumph      194           Director of various
c/o Triumph Capital, L.P.                  since         Capital, L.P. (private                      business organizations;
237 Park Avenue                            2001          investment partnership);                    Chairman of the Insurance
New York, NY 10017                                       formerly, Vice President,                   Committee and Director or
                                                         Bankers Trust Company and                   Trustee of the retail
                                                         BT Capital Corporation.                     families of funds advised
                                                                                                     by Morgan Stanley
                                                                                                     Investment Advisors Inc.

Fergus Reid (70)             Director      Director      Chairman and Chief            72            Trustee and Director of
85 Charles Colman Blvd.                    since         Executive Officer of                        approximately 30
Pawling, NY 12564                          1996          Lumelite Plastics                           investment companies in
                                                         Corporation.                                the JPMorgan Funds
                                                                                                     complex managed by
                                                                                                     JPMorgan Investment
                                                                                                     Management Inc. Director
                                                                                                     of the India Magnum Fund Ltd.

                                                         THE MALAYSIA FUND, INC.

DIRECTOR AND OFFICER INFORMATION (CONT'D)                Overview

Interested Directors:

                                      TERM OF                                     NUMBER OF
                                      OFFICE                                      PORTFOLIOS
                                      AND                                         IN FUND
                        POSITION(S)   LENGTH                                      COMPLEX
NAME, AGE AND           HELD WITH     OF TIME       PRINCIPAL OCCUPATION(S)       OVERSEEN BY      OTHER DIRECTORSHIPS
ADDRESS OF DIRECTOR     REGISTRANT    SERVED*       DURING PAST 5 YEARS           DIRECTOR**       HELD BY DIRECTOR
--------------------    -----------   --------      ---------------------------   --------------   --------------------
Barton M. Biggs         Chairman      Chairman      Chairman, Director and        72               Member of the Yale
(70) 1221 Avenue        and           and           Managing Director of                           Development Board
of the Americas         Director      Director      Morgan Stanley Investment
New York, NY 10020                    since         Management Inc. and
                                      1996          Chairman and Director of
                                                    Morgan Stanley Investment
                                                    Management Limited;
                                                    Managing Director of
                                                    Morgan Stanley & Co.
                                                    Incorporated; Director
                                                    and Chairman of the Board
                                                    of various U.S.
                                                    registered companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc.

Ronald E. Robison       President     President     President and Trustee;        72
(63) 1221 Avenue        and           and           Chief Global Operations
of the Americas         Director      Director      Officer and Managing
New York, NY 10020                    since         Director of Morgan
                                      2001          Stanley Investment
                                                    Management, Inc.;
                                                    Managing Director of
                                                    Morgan Stanley & Co.
                                                    Incorporated; formerly,
                                                    Managing Director and
                                                    Chief Operating Officer
                                                    of TCW Investment
                                                    Management Company;
                                                    Director and President of
                                                    various funds in the Fund
                                                    Complex.

----------
* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment
   Management Inc. and any funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).

                                                         THE MALAYSIA FUND, INC.

DIRECTOR AND OFFICER INFORMATION (CONT'D)                Overview

Officers:

                                                           TERM OF
                                              POSITION(S)  OFFICE AND
                                              HELD WITH    LENGTH OF
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER    REGISTRANT   TIME SERVED*    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------    -----------  --------------  -----------------------------------------------------
Ronald E. Robison (63)                        President    President       Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.     and          and Director    Director of Morgan Stanley Investment Management
1221 Avenue of the Americas                   Director     since 2001      Inc.; Director and President of various U.S.
New York, NY 10020                                                         registered investment companies managed by Morgan
                                                                           Stanley Investment Management Inc.; previously,
                                                                           Managing Director and Chief Operating Officer of
                                                                           TCW Investment Management Company.

Stefanie V. Chang (36)                        Vice         Vice            Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.     President    President       Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                since 1997      Management Inc.; formerly, practiced law with New
New York, NY 10020                                                         York law firm of Rogers & Wells (now Clifford
                                                                           Chance US LLP); Vice President of certain funds in
                                                                           the Fund Complex.

Lorraine Truten (41)                          Vice         Vice            Executive Director of Morgan Stanley Investment
Morgan Stanley Investment Management Inc.     President    President       Management Inc.; Head of Global Client Services,
1221 Avenue of the Americas                                since 2001      Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                         President, Morgan Stanley Fund Distribution, Inc.
                                                                           formerly, President of Morgan Stanley Institutional
                                                                           Fund Trust; Vice President of certain funds in the
                                                                           Fund Complex.

Mary E. Mullin (35)                           Secretary    Secretary       Vice President of Morgan Stanley & Co.,
Morgan Stanley Investment Management Inc.                  since 1999      Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                Management, Inc.; formerly, practiced law with the
New York, NY 10020                                                         New York law firms of McDermott, Will & Emery and
                                                                           Skadden, Arps, Slate, Meagher & Flom LLP; Secretary
                                                                           of certain funds in the Fund Complex.

James W. Garrett (34)                         Treasurer    Treasurer       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                  since 2002      Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas                                                Management Inc. and Treasurer of various U.S.
New York, NY 10020                                                         registered investment companies managed by Morgan
                                                                           Stanley Investment Management Inc.; formerly, with
                                                                           Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                           LLP).

Belinda A. Brady (34)                         Assistant    Assistant       Fund Administration Senior Manager, J.P. Morgan
J.P. Morgan Investor Services Co.             Treasurer    Treasurer       Investor Services Co. (formerly Chase Global Funds
73 Tremont Street                                          since 2001      Services Company); formerly, Senior Auditor at
Boston, MA 02108-3913                                                      Price Waterhouse LLP (now PricewaterhouseCoopers
                                                                           LLP). Assistant Treasurer of certain funds in the
                                                                           Fund Complex.

----------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                                         THE MALAYSIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

   Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

The Malaysia Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353